Exhibit 99.1

Letter of Transmittal

For the Offer by

CADELER A/S

to Exchange Each Outstanding Share of Common Stock of

ENETI INC.

for

American Depositary Shares Representing an Aggregate of 3.409 Shares of Cadeler A/S

(upon the terms and subject to the conditions described in the prospectus/offer to exchange and this letter of transmittal)

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT                 , EASTERN TIME, ON              , 2023, UNLESS EXTENDED OR TERMINATED.

The Exchange Agent for the Offer is:

JPMorgan Chase Bank, N.A.

For Delivery by               , Eastern time on           , 2023 to:

JPMorgan Chase Bank, N.A.

c/o Equiniti Trust Company

Shareowner Services

Voluntary Corporate Actions

1110 Centre Pointe Curve, Suite 101

Mendota Heights, Minnesota 55120

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Exchange Agent. You must sign this Letter of Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the Substitute Form W-9 set forth below or an appropriate IRS Form W-8, as applicable.

The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

ACCOUNT NUMBER                      CERT SHARES                      BOOK SHARES                      TOTAL SHARES                      ISSUE NUMBER

 FOR OFFICE USE ONLY Approved _____________________ W-9 Completed ________________________

DESCRIPTION OF SHARES TENDERED
Account Registration (Name(s) and Address(es) of Registered Holder(s)) Please fill in, if blank, exactly as name(s) appear(s) on security position listing Please make any address correction below	Share(s) Tendered (Please attach additional signed list, if necessary)
☐ indicates permanent address change	Indicate Book- Entry	Total Number of Shares Held	Number of Shares Tendered (1,2)

Total Shares Tendered:

 (1)    If shares are held in Book-Entry form you must indicate the number of shares you are tendering. Otherwise, all Shares represented by Book-Entry delivered to the Exchange Agent will be deemed to have been tendered. By signing and submitting this Letter of Transmittal you warrant that these shares will not be sold, including through limit order request, unless properly withdrawn from the Offer. See Instruction 4.

 (2)     If you wish to tender fewer than all shares held as listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all Shares held by the identified Registered Holder will be deemed to have been tendered. See Instruction 4.

4.

The names and addresses of the registered holders of the tendered Shares should be printed, if not already printed above, exactly as they appear on the security position listing for such Shares.

IMPORTANT

STOCKHOLDER: SIGN HERE

(Please Also Complete Substitute Form W-9 Included Herein Or An Appropriate IRS Form W-8, as Applicable)

(Signature(s) of Owner(s))

Name(s)

Capacity (Full Title)

(See Instructions)

Address

(Include Zip Code)

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)

(If required—See Instructions 1 and 5)

APPLY MEDALLION GUARANTEE STAMP BELOW

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5 and 6)

To be completed ONLY if the (check or shares) accepted for exchange is/are to be issued in the name of someone other than the undersigned.

 Issue To:

 Name _________________________________________________

(Please Print)

 Address _______________________________________________

_______________________________________________________

(Include Zip Code)

(Recipient must complete Substitute Form W-9 below)

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the (check or shares) (is/are) to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under “Description of Shares Tendered.”

 Mail To:

 Name _________________________________________________

(Please Print)

 Address _______________________________________________

_______________________________________________________

(Include Zip Code)

Request for Taxpayer Identification Number and Certification – Substitute Form W-9 (Rev. 10/18)

Certification: Under penalties of perjury, I certify that:
1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and	Social Security Number ☐☐☐ - ☐☐ - ☐☐☐☐
2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and	Employer Identification Number ☐☐ / ☐☐☐☐☐☐☐

3.	I am a U.S. citizen or other U.S. person (as defined in the instructions below), and
4.	The FATCA code entered on this form (if any) indicating that the payee is exempt from FATCA reporting is correct. (No FATCA reporting code is required for accounts maintained In the United States.)

  FATCA Exemption Reporting Code: ________ (Codes are available with the official IRS Form W-9 found at www.irs.gov.)

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

Required: Check appropriate box for federal tax classification:

☐ Individual/sole proprietor        ☐ C Corporation          ☐ S Corporation         ☐ Partnership         ☐ Trust/estate

☐ Limited liability company. Enter tax classification (C=C corporation, S=S corporation, P=partnership): ____________

 The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

 Signature: ____________________________________________________________________ Date: __________________

NOTICE TO NON-RESIDENT ALIEN INDIVIDUALS OR FOREIGN ENTITIES (e.g. foreign corporation, partnership or trusts): DO NOT COMPLETE THE ABOVE SUBSTITUTE FORM W-9. NRA INDIVIDUALS MAY COMPLETE THE ENCLOSED FORM W-8BEN, OR OBTAIN ONE AT www.irs.gov OR CALL 877-262-8260 FOR COPY OF FORM W-8BEN. FOREIGN ENTITIES NEED TO COMPLETE THE APPLICABLE TYPE OF FORM W-8 AND RETURN THAT CERTIFICATION OF FOREIGN TAX STATUS. FAILURE TO COMPLETE THE FORM WILL SUBJECT THE RECIPIENT TO THE APPLICABLE FEDERAL TAX INCOME TAX WITHHOLDING.

PLEASE READ THE INSTRUCTIONS SET FORTH
IN THIS LETTER OF TRANSMITTAL CAREFULLY

The Offer (as defined below) is not being made to (nor will tender of shares be accepted from or on behalf of) stockholders in any jurisdiction where it would be illegal to do so.

Ladies and Gentlemen:

Cadeler A/S, a public limited liability company incorporated under the laws of Denmark (“Cadeler” or the “Offeror”), is offering, upon the terms and subject to the conditions set forth in the prospectus/offer to exchange dated           , 2023 (the “Prospectus”) and in this letter of transmittal (the “Letter of Transmittal”), to exchange for each outstanding share of Eneti Inc., a company incorporated under the laws of the Republic of the Marshall Islands (“Eneti”), par value $0.01 per share (the “Eneti Common Stock”), validly tendered and not validly withdrawn in the offer, American Depositary Shares (“ADSs”), representing, in the aggregate, 3.409 shares of Cadeler, nominal value DKK 1 per share (the “Cadeler Shares”) with each ADS representing four (4) Cadeler Shares (the “Cadeler ADSs”), without interest and subject to reduction for any applicable withholding taxes, subject to payment of cash compensation with respect to any fractional ADSs in accordance with the terms of the offer. The foregoing offer (on the terms and subject to the conditions and procedures described in the Prospectus and this Letter of Transmittal, together with any amendments or supplements thereto) is referred to as the “Offer.” Receipt of the Offer is hereby acknowledged.

This Letter of Transmittal is to be used for tendering shares of Eneti Common Stock to the Offeror pursuant to the Offer. Holders of Eneti Common Stock (“Eneti Stockholders”) may use this Letter of Transmittal to tender shares of Eneti Common Stock held in electronic book-entry form, except that return of this letter of transmittal to the Exchange Agent is not required if a message is transmitted by The Depository Trust Company (“DTC”) to, and is received by, the Exchange Agent, forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering the shares that are the subject of such book-entry confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Offeror may enforce this agreement against such participant (an “Agent’s Message”). In each case, tendering Eneti Stockholders should follow the other instructions set forth in this Letter of Transmittal and in the Prospectus, including the section of the Prospectus entitled “The Offer—Procedures for Tendering Eneti Common Stock.”

The Offer is scheduled to expire at                  , Eastern Time, on                   , 2023 (the “Expiration Date”), unless and until the Offeror has terminated the Offer, or has extended the period during which the Offer is open, subject to the terms and conditions of the Business Combination Agreement, dated as of June 16, 2023, by and between Cadeler and Eneti (as it may be amended from time to time, the “Business Combination Agreement”), in which event the term “Expiration Date” shall mean the latest time and date at which the Offer, as so extended by the Offeror, will expire. The Offeror is not providing for guaranteed delivery procedures. Accordingly, Eneti Stockholders must allow sufficient time for the necessary tender procedures to be completed during normal business hours prior to the Expiration Date.

The undersigned hereby tenders, pursuant to the Prospectus, the above-described shares of Eneti Common Stock (the “Shares”) which includes, for the avoidance of doubt, any awards of restricted Eneti Common Stock the undersigned may hold, if any, upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal. Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for exchange of the Shares tendered herewith in accordance with the terms of the Offer as communicated by Cadeler by press release, the undersigned hereby sells, assigns and transfers to or upon the order of the Offeror all right, title and interest in and to all of the Shares that are being tendered hereby, and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, “Distributions”) and irrevocably constitutes and appoints JPMorgan Chase Bank, N.A. (the “Exchange Agent”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the DTC Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Offeror, (ii) present such Shares (and any and all Distributions) for transfer on the books of Eneti, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer. For clarity, unless and until the Offeror has accepted the Shares for exchange in the Offer, to be communicated by Cadeler by press release, the foregoing sale, assignment, transfer and appointment shall have no effect and shall be deemed not to have any effect.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints each of Mikkel Gleerup and Peter Brogaard Hansen, in their respective capacities as Chief Executive Officer and Chief Financial Officer of the Offeror, any individual who shall thereafter succeed to any such office of the Offeror, and any other designee(s) of the Offeror, severally (and not jointly), as attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise to the full extent the rights of the undersigned with respect to the Shares tendered hereby, including, but not limited to, to vote at any annual or special meeting of Eneti Stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for exchange by the Offeror. This appointment will be effective if and when, and only to the extent that, the Offeror accepts such Shares for exchange pursuant to the Offer by communication in a press release. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for exchange of such Shares in accordance with the terms of the Offer. Such acceptance for exchange shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective).

The Offeror reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon the Offeror’s acceptance for exchange of such Shares, to be communicated by press release, the Offeror must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of Eneti Stockholders.

The undersigned hereby represents and warrants that (1) the undersigned owns the Shares tendered hereby (and any and all other shares of Eneti Common Stock or other securities issued or issuable in respect of such shares of Eneti Common Stock); (2) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all Distributions) and that, when the same are accepted for exchange by the Offeror, as to be communicated by the Offeror by a press release, the Offeror will acquire good, marketable and unencumbered title thereto (and to any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of the Offeror any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Offeror shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire consideration payable in the Offer in respect of the Shares tendered hereby or deduct from such consideration, the amount or value of such Distribution as determined by the Offeror in its sole discretion.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in “The Offer—Procedures for Tendering Eneti Common Stock” in the Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the consideration to be paid in the Offer is amended in accordance with the terms of the Offer as described in the Prospectus, the consideration to be paid to the undersigned will be the amended consideration notwithstanding the fact that a different consideration is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Prospectus, the Offeror may not be required to accept for exchange any of the Shares tendered hereby.

The undersigned understands that the delivery and surrender of the Shares tendered hereby are not effective, and the risk of loss of such Shares does not pass to the Exchange Agent, unless and until the Exchange Agent receives this Letter of Transmittal, properly completed and duly executed, or an Agent’s Message, together with all accompanying evidences of authority in form satisfactory to the Offeror and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT THE OFFEROR’S INTERPRETATION OF THE TERMS AND CONDITIONS OF THE OFFER (INCLUDING THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS HERETO) WILL BE FINAL AND BINDING TO THE FULLEST EXTENT PERMITTED BY LAW. ALL QUESTIONS AS TO THE FORM OF DOCUMENTS AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY SHARES OF ENETI COMMON STOCK WILL BE DETERMINED BY THE OFFEROR IN ITS DISCRETION, WHICH DETERMINATION WILL BE FINAL AND BINDING TO THE FULLEST EXTENT PERMITTED BY LAW. The undersigned also understands that no tender of Shares will be deemed validly made until all defects and irregularities with respect thereto have been cured or waived. In addition, the undersigned understands that none of the Offeror, Eneti or any of their respective affiliates or assignees, the Exchange Agent or the Information Agent identified on the back page of this Letter of Transmittal or any other person is or will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.       Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (1) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in the DTC Book-Entry Transfer Facility’s systems whose name(s) appear(s) on a security position listing as the owner(s) of the shares of Eneti Common Stock) of the Shares tendered herewith, unless such registered holder(s) has completed the box entitled “Special Payment Instructions” on the Letter of Transmittal or (2) if shares of Eneti Common Stock are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in the Security Transfer Agents Medallion Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2.       Requirements of Tender. This Letter of Transmittal is to be completed by Eneti Stockholders, with any required signature guarantees, and returned to the Exchange Agent at its address set forth on the front cover of this Letter of Transmittal, together with any other documents required by this Letter of Transmittal (including a properly completed IRS Form W-9 or IRS Form W-8, as applicable), and must be received by the Exchange Agent prior to the Expiration Date, except that this Letter of Transmittal does not need to be used if an Agent’s Message is utilized. An “Agent’s Message” is a message transmitted by DTC to, and received by, the Exchange Agent, forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering the shares that are the subject of such book-entry confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Offeror may enforce this agreement against such participant. For an Eneti stockholder to validly tender shares of Eneti Common Stock pursuant to the Offer, the Exchange Agent must receive prior to the Expiration Date this Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees or, in the case of a book-entry transfer, an Agent’s Message, and any other documents required by this Letter of Transmittal or the Exchange Agent, at the Exchange Agent’s address set forth on the front cover of this Letter of Transmittal. See also the section of the Prospectus entitled “The Offer—Procedures for Tendering Eneti Common Stock.”

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE DTC BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND THE RISK OF THE TENDERING ENETI STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. THE OFFEROR IS NOT PROVIDING FOR GUARANTEED DELIVERY PROCEDURES. ACCORDINGLY, ENETI STOCKHOLDERS MUST ALLOW SUFFICIENT TIME FOR THE NECESSARY TENDER PROCEDURES TO BE COMPLETED DURING NORMAL BUSINESS HOURS PRIOR TO THE EXPIRATION OF THE OFFER.

By signing and submitting this Letter of Transmittal you warrant that these Shares will not be sold, including through limit order request, unless properly withdrawn from the Offer.

The method of delivery of this Letter of Transmittal and all other required documents is at the option and the risk of the tendering Eneti Stockholder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

LETTERS OF TRANSMITTAL MUST BE RECEIVED IN THE OFFICE OF THE EXCHANGE AGENT BY EASTERN TIME ON                 , THE EXPIRATION DATE OF THE OFFER.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be exchanged. All tendering Eneti Stockholders, by execution of this Letter of Transmittal or transmitting an Agent’s Message, waive any right to receive any notice of the acceptance of their Shares for exchange.

3.       Inadequate Space. If the space provided herein under “Description of Shares Tendered” is inadequate, the name(s) and address(es) of the registered holder(s), the number of Shares and any other required information should be listed on a separate signed schedule and attached hereto.

4.       Partial Tenders. If fewer than all of the shares evidenced held by any registered holder are to be tendered, fill in the number of shares that are to be tendered in the column entitled “Number of Shares Tendered” in the box entitled “Description of Shares Tendered” above. In that case, if any tendered shares are exchanged, a DTC Direct Registration Book Entry Statement for the remainder of the shares (including any shares not purchased) will be issued and sent to the registered holder(s) promptly after the Expiration Date. Unless otherwise indicated, all shares held by any registered holder and delivered to the Exchange Agent will be deemed to have been tendered. In each case, shares will be returned or credited without expense to the Eneti Stockholder.

5.       Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as identified in the security position listing evidencing such shares without any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any of the tendered Shares are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

If this Letter of Transmittal or any stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of the authority of such person so to act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no separate stock powers are required unless payment is to be made or credit for Shares not tendered or not accepted for exchange is to be issued in the name of a person other than the registered holder(s). Signatures on any such stock powers must be guaranteed by an Eligible Institution as described under Instruction 1.

6.       Special Payment. If a check is to be issued in the name of a person other than the signer of this Letter of Transmittal the appropriate boxes on this Letter of Transmittal must be completed.

7.       Substitute Form W-9. A tendering Eneti Stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9. The purpose for this form is explained below under “Important Tax Information.” The Eneti Stockholder must, under penalties of perjury, certify that such number is correct and that such Eneti Stockholder is not subject to backup withholding of federal income tax or, alternatively, to establish another basis for exemption from backup withholding. If a tendering Eneti Stockholder is subject to backup withholding, the Eneti Stockholder must mark the “Notification of Backup Withholding” box. Failure to provide the information requested on the Substitute Form W-9 may subject the tendering Eneti Stockholder to a $50 penalty imposed by the Internal Revenue Service and to federal income tax backup withholding at the applicable federal withholding rate of any payments made to the Eneti Stockholder or other payee.

Certain stockholders (including, for example, corporations, financial institutions, tax-exempt entities and IRA plans) are not subject to backup withholding. A foreign (“nonresident alien”) Eneti Stockholder should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Exchange Agent, in order to avoid backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions. We cannot accept a facsimile, photocopy or scanned image of a Form W-8BEN. Failure to complete IRS Form W-9 or the appropriate IRS Form W-8 will not, by itself, cause shares of Eneti Common Stock to be deemed invalidly tendered, but may require the Exchange Agent to withhold from any cash amounts paid pursuant to the Offer. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability, if any, of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in the overpayment of taxes, a payee may claim a refund or credit by timely submitting the required information to the IRS. Tax matters can be complicated, and the tax consequences of the Offer to a particular Eneti Stockholder will depend on such stockholder’s particular facts and circumstances. Eneti Stockholders should consult their own tax advisors to determine the specific consequences to them of tendering their shares of Eneti Common Stock pursuant to the Offer.

FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 INCLUDED HEREIN OR AN APPROPRIATE IRS FORM W-8 MAY RESULT IN BACKUP WITHHOLDING FROM ANY CASH AMOUNTS PAID PURSUANT TO THE OFFER.

8.       Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, IRS Form W-8 and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at the addresses and phone numbers set forth on the back page of this Letter of Transmittal. Eneti Stockholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

9.       Waiver of Conditions. Subject to the terms and conditions of the Business Combination Agreement, the Offeror reserves the absolute right, in its sole discretion, to waive, at any time or from time to time, any of the conditions of the Offer, in whole or in part, in the case of any Shares tendered, to the extent permitted by applicable law, except as specified in the Prospectus.

10.       Withdrawal of Shares Tendered. Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date by sending written notice of revocation to the Exchange Agent at the address on the front of this Letter of Transmittal. See also the section of the Prospectus entitled “The Offer—Withdrawal Rights.” Fax copies are not acceptable. After an effective withdrawal you may resubmit to the Exchange Agent a completed replacement of this document and any other documents required by the Offer for properly tendering Shares prior to the Expiration Date.

11.       Irregularities. All questions as to form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of Eneti Common Stock and any notice of withdrawal will be determined by the Offeror in its sole discretion, which determinations shall be final and binding to the fullest extent permitted by law. The Offeror reserves the absolute right to reject any or all tenders of shares of Eneti Common Stock it determines not to be in proper form or the acceptance of or exchange for which may, in the opinion of Offeror’s counsel, be unlawful. The Offeror also reserves the absolute right to waive any defect or irregularity in the tender of any shares of Eneti Common Stock of any particular Eneti Stockholder, whether or not similar defects or irregularities are waived in the case of other Eneti Stockholders. No tender of shares of Eneti Common Stock will be deemed to be properly made until all defects and irregularities with respect thereto have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Offeror shall determine. None of the Offeror, Eneti, their respective affiliates and associates, the Exchange Agent, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders of shares of Eneti Common Stock, or to waive any such defect or irregularity, and none of them will incur any liability for failure to give any such notice or waiver. The Offeror’s interpretation of the terms and conditions of the Offer, including this Letter of Transmittal, will be final and binding to the fullest extent permitted by law.

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under the federal income tax law, unless an exemption applies, an Eneti Stockholder whose tendered Shares are accepted for exchange is required to provide the Exchange Agent with such Eneti Stockholder’s correct TIN on the Substitute Form W-9. If such stockholder is an individual, the TIN is such stockholder’s Social Security Number If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Eneti Stockholder may be subject to backup withholding based on the applicable tax rate of the reportable amount.

Certain stockholders (for example, corporations) are not subject to these backup withholding and reporting requirements. In order for a non-U.S. person to claim nonresident alien (or foreign) tax status and qualify for an exemption from backup withholding, such individual must submit an appropriate and properly completed IRS Form W-8, attesting to that individual’s foreign status. Normally, a foreign individual or corporation will provide a Form W-8BEN. Intermediary entities will provide a Form W-8IMY for the entity and a Form W-8BEN or Form W-9 for each beneficial owner along with a withholding statement. Such a Form W-8 may be obtained from the Exchange Agent. Exempt U.S. Eneti Stockholders, other than foreign individuals (i.e., corporations, etc.) should furnish their TIN, check the “Exempt payee” line and sign, date and return the Substitute Form W-9 to the Exchange Agent.

If backup withholding applies, the Exchange Agent is required to withhold a percentage of any reportable payments made to the Eneti Stockholder at the Withholding Rate. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service when completing a tax return for that applicable year, based on the withholding amount reported on the Form 1099.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to an Eneti Stockholder with respect to Shares exchanged pursuant to the Offer, the Eneti Stockholder is required to notify the Exchange Agent of such Eneti Stockholder’s correct TIN (or the TIN of another payee) by completing the Substitute Form W-9 enclosed certifying that the TIN provided is correct.

Questions and requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth below. Requests for copies of the Prospectus, this Letter of Transmittal, an IRS Form W-8 and other exchange offer materials may also be directed to the Information Agent. An Eneti Stockholder may also contact such Eneti Stockholder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

D.F. King & Co., Inc.
48 Wall Street, 22nd floor
New York, NY 10005
Stockholders may call toll-free: (800) 967-4607
Banks and brokers may call collect: (212) 269-5550
Email: NETI@dfking.com